Exhibit 10.55

Translated From Japanese

(Transferring Bond, Underwriting, For Regular Redemption, In a Lump-sum Guarantee Charge)

With Guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Tokyo Credit Guarantee Association

Unsecured Corporate Bond

Request for Guarantee and Joint Guarantee Agreement

Main Articles

(1) Issuer	Global Hotline, Inc. ( “A”, hereinafter)
(2) Date decided to issue corporate bond	February 15, 2008
(3) Name of corporate bond	Global Hotline, Inc. Second Unsecured Corporate Bond (With guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. And Tokyo Credit Guarantee Association)
(4) Total amount of corporate bond	120,000,000 yen
(5) Amount of each corporate bond(*)	A type of 10,000,000 yen
(6) Interest	1.36%/ Year
(7) Payment date (Issue date)	February 29, 2008
(8) Interest payment date	Every the end of February and August 31
(9) Final redemption date	February 27, 2015
(10) First fixed redemption date	August 31, 2008
(11) Fixed redemption date	Every the end of February and August 31 after first fixed maturity date
(12) Amount of regular redemption	700,000 yen/ corporate bond (900,000 yen for final redemption date)
(13) Joint guarantor	The Bank of Tokyo-Mitsubishi UFJ, Ltd (“B”, hereinafter) Tokyo Credit Guarantee(“C”, hereinafter)
(14) Fiscal agent (including issue agent and payment agent) and its contact information	The Bank of Tokyo-Mitsubishi UFJ, Ltd 2-7-1 Marunouchi, Chiyoda-ku, Tokyo Tel: 03-3240-1111
(15) Guarantee liabilities implementation agent	The Bank of Tokyo-Mitsubishi UFJ, Ltd
(16) Underwriter	The Bank of Tokyo-Mitsubishi UFJ, Ltd
(17) Depository trust company	Japan Securities Depository Center, Inc.
(18) The place for bond holder’s meeting	Tokyo

(*) A type of 10,000,000 yen. However, only when total amount of corporate bond is more than 500,000,000 yen, enter 20,000,000 yen.

Note for Commission

(1) Amount B Guarantees	Rate 0.55% Calculation Procedure On the prorated daily basis considering 365 days in 1 year
(2) Amount C Guarantees	Rate 0.80% Calculation Procedure The way Credit Guarantee Association prescribes

(For Issuer)

In witness whereof, the parties here to have executed this Agreement in triplicate by placing their signatures and seals thereon, and each party shall keep one copy of the originals.

February 26, 2008

Issuer (A)	13–12 Nishi-Shinjuku 1-chome Shinjuku-ku, Tokyo Global Hotline, Inc. President and CEO Hideki Anami Seal
Cosigner (B)	7-1 Marunouchi 2-chome Chiyodaku-ku, Tokyo The Bank of Tokyo-Mitsubishi UFJ, Ltd. President and CEO Nobuo Kuroyanagi Seal
Credit Guarantee Association (C)	6-17 Yaesu 2-chome Chuo-ku Tokyo Tokyo Credit Guarantee Association President and CEO Hiroyoshi Yokoyama Seal

Issuer	I confirm that this agreement had enough procedures for both legal matters and my company regulations. February 26, 2008 13–12 Nishi-Shinjuku 1-chome Shinjuku-ku, Tokyo Global Hotline, Inc. President and CEO Hideki Anami Seal

(Special Debt Guarantee)

Guarantee

February 26, 2008

Address:	The Palms Yoyogi 403
A (Cosigner)	13-10 Yoyogi 3-chome Shibuya-ku, Tokyo
Name:	Hideki Anan

Address:	13–12 Nishi-Shinjuku 1-chome Shinjuku-ku, Tokyo
B (Debtor)	Global Hotline, Inc.
Name:	President and CEO	Hideki Anan

Address:	30-8 Kakinokizaka 1-chome Meguro-ku, Tokyo
C (Bank)	The Bank of Tokyo-Mitsubishi UFJ, Ltd.
Toritsu Daigaku Ekimae Branch
Name:	Branch Chief	Masashi Tasaka

A and B agreed as hereafter defined regarding to the guarantee trades between A and B.

Article 1 (Guarantee debt)

A cosigns the B’s debt to C as outlined below, B will implement the debt, or they will follow the contract of Bank Trading and this Guarantee’s articles.

1	Debt for Year Month Day Loan debt based on debt and credit agreement
Amount (Current Amount)
	Final payment due	Year Month Date
2	Debt for Year Month Day Promissory Note and Relating Loan
Amount
Draft number
	Payment due	Year Month Date
(3)

Debt for required redemption based on request for guarantee and joint guarantee agreement, late charge and any debts related to the Issued on 2008 Feb 28, Global Hotline, Inc. Second Unsecured Corporate Bond (With the Guaranteed by The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Tokyo Credit Guarantee Association)

Second Unsecured Corporate Bond

Final repayment date                  February 27, 2015

Article 2 (Exemption from obligation of keeping collateral)

In the event that C changes or cancels the guarantee for collateral or other guarantees, A is not going to advocate its exemption from obligation.

Article 3 (Prohibition of setoff by A)

A is not going to offset with savings of B or any other credits to C.

Article 4 (Condition of asserting right of subrogation)

In the event A redeems this guarantee liability, A is not going to assert its right of subrogation given by C while B and C’s trade is ongoing. A is going to alienate its right or rank C without compensation if C requests.

Article 5 (Accumulation of guarantee)

(1) If A guarantees other trades between B and C, the total guarantee amount is the total of those amount, and the other trades are not influenced by this guarantee.

(2) If A guarantees other trades between B and C in the future, it will be carried out in the same way as preceding clause.

Article 6 (Setoff and making a draft by C)

(1) In the event B has to redeem its debt to C, C can offset A’s guarantee liability with A’s savings or other credits to C anytime regardless of the period of the credit.

(2) If C offsets with the manner in the preceding clause under the condition that there is a draft for the B’s debt to C, C will make a draft later. A is going to go off to C to get the draft.

Article 7 (Designation of appropriation)

(1) If A’s credit is not enough to extinguish all amount of A’s debt to C in the setoff in the way as preceding article, C can designate appropriation in a manner and order C admits as proper. If A’s credit is not enough to extinguish all amount of A’s debt to C because of A’s redemption, A cab designate appropriation as well. If neither A nor C does not designate appropriation, the other can designate as well in those case.

(2) If C designates appropriation based on preceding clause, A can not refute it.

Article 8 (Report of the change of reported information)

If A’s seal, name, trading name, president, address or any information A reported changes, A will report to C with a document immediately.

Article 9 (Notice to As)

If C’s notices or documents arrive late because of the reason caused by A or B’s blame such as they default the report as preceding article or they do not receive C’s request, we consider those notices or documents arrived when they were usually supposed to arrive.

Article 10 (Jurisdiction)

If judicial action is required based on this guarantee agreement, the court which has jurisdiction over the seat of C’s head quarter or C’s correspondent will be the court of jurisdiction.

Article 11 (Keeping guarantee)

This guarantee is kept by C and the copy is delivered to A.

Period

______________________________________________________________________________

For Bank Use

To Global Hotline, Inc.

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Syndication Department

Security Market Group

Issuing Statement

(Issued February 29, 2008)

Issued by your company

Global Hotline, Inc. Second Unsecured Corporate Bond

(With the guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. And Tokyo Credit

Guarantee Association, with special agreement for spinning out limit)

(1) Issued amount (stated value)	120,000,000	yen
(2) Amount paid	120,000,000	yen
((1) x issue price: 100.00 yen per stated value)
(3) Fiscal agent charge	4,500,000	yen
	255,000	yen (value-added taxes)

	4,725,000	yen (value-added taxes included)

(4) Underwriting charge	300,000	yen
((1) x 25 / 10,000)	15,000	yen (value-added taxes)

	315,000	yen (value-added taxes included)

(5) New record charge	11,020	yen
(paid to Japan Securities Depository Center, Inc. through our bank)	551	yen (value-added taxes)

	11,571	yen (value-added taxes included)

Balance you deposit ((2) - ((3) + (4) + (5))	114,948,429	yen

We are going to deposit to the savings account you designated on February 29, 2008.

Period

Toritsu Daigaku Ekimae-1080373

Global Hotline, Inc. Second Unsecured Corporate Bond

(With the guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. And Tokyo Credit
Guarantee, with special agreement for spinning out limit)

Corporate Bond Register

1. Issuing corporation	Global Hotline, Inc.
2. Total amount of corporate bond	120,000,000 yen
3. Amount of each corporate bond	A type of 10,000,000 yen
4. Not issuing debenture bond

This corporate bond obeys the 2nd clause of the 66th article of the law on transferring corporate bonds and the rest (hereinafter called “transferring corporate bonds and the rest law”) and the regulation of transferring corporate bonds and the rest law shall be applied, debenture bond shall not be issued because of the provision of the 67th article of transferring corporate bonds and the rest law.

5. Interest	1.36 percent per year
6. Amount paid	100 yen per stated value 100 yen
7. Redemption amount	100 yen per stated value 100 yen
8. Property security	This corporate bond does not have any property securities, neither any assets reserved for this corporate bond.
9. Guarantee

The Bank of Tokyo-Mitsubishi UFJ, Ltd. and Tokyo Credit Guarantee Association co-sign for the debt related to principal and interest repayment issuing company bears based on this corporate bond, they bear guarantee liability with issuing company jointly. The guarantee ratio of Tokyo Credit Guarantee Association is 80%.

10. Fiscal Agent (including issue agent and payment agent)

The Bank of Tokyo-Mitsubishi UFJ, Ltd.
This corporate bond meets the requirements of the exceptional clause of the 77th article the corporate law, the corporate bond controller who controls this corporate bond is not set up.

11. Redemption method and date

(1) Principal of this corporate bond, as August 31, 2008 the first redemption date, shall be redeemed every the end of February and August 31 by 700,000 yen per each corporate bond, and the whole amount of balance shall be redeemed on February 27, 2015.

(2) Buying to extinguish this corporate bond shall be made anytime after the next day of payment date.

(3) If the redemption date falls on non-business day of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“non-business day”, hereinafter), it is to be paid the preceding business day of The Bank of Tokyo-Mitsubishi UFJ, Ltd. (“business day”, hereinafter).

12. The method to pay interest

(1) Interest of this corporate bond shall be added from the next day of payment date to redemption date, and paid every the end of February and Aug 31 former half or whole amount of the year by date. In the event of calculating the interest of the period shorter than half year, calculation shall be made on a pro-rate basis for the half year.

(2) If the interest payment date falls on non-business day, it is to be paid the preceding business day.
(3) Interest shall not be added after redemption date.
13. Exemption of report based on Financial Instruments and Exchange Law	The report based on the 1st clause of the 4th article Financial Instruments and Exchange Law was not made for this corporate bond.
14. Affirmation of the number of investors and limit for issuance

Issuing corporation affirms that the total number of same kind of this corporate bond (hereinafter called “same kind of corporate bond” which has same redemption date and interest rate) issued in last 6 months including this corporate bind is less than 50, and it is not going to issue same kind of corporate bond for 6 months after it issued this corporate bond.

15. Alienation limit and spinning off limit

(1) People who obtained this corporate bond shall not alienate to others except the people who are admitted by the 5th clause of the 3rd article of Small Business Credit Insurance Law (“special investors”, hereinafter).When people who obtained this corporate bond alienate it to special investors, minimum unit shall be the price of each corporate bond, otherwise they shall not alienate it (“spinning off limit” herein after).

(2) When people who obtained this corporate bond alienate it to special investors, they have to notify that the report based on the 1st clause of the 4th article Financial Instruments and Exchange Law was not made for this corporate bond and the contend of alienation limit and spinning off limit to adverse party in advance or at the same time in writing.

16. Depository trust company	Japan Securities Depository Center, Inc.
17. The amount paid for each corporate bond and payment date	120,000,000 yen Paid February 29, 2008

February 29, 2008

Global Hotline, Inc.

To:	The Bank of Tokyo-Mitsubishi UFJ, Ltd. Toritsu Ekimae Branch
30-8 Kakinokizaka 1 cho-me Meguro-ku, Tokyo
150-0222

Please give this notice to the client.

_______________________________________________________________________________________

Notice for Credit Guarantee Decision (For Client)

Thank you for using our association’s credit guarantee. We decided in a manner to be described below regarding to your credit guarantee application.

To Global Hotline, Inc.	Customer Number 09016686	Guarantee Number 1001319910

Total amount of corporate bond 120,000,000 yen	Guarantee date February 26, 2008	Guarantee period 84 months after it is issued (Until lending date)
Guarantee amount Total amount of corporate bond times guarantee rate	System Private placement bond	Repayment method Principal equivalent From 6th month to 78th month – 8,400,000 yen every 6 months 84th month – 10,800,000 yen
Guarantee ratio 80%

Security guarantee charge you pay is as follows. Please pay through a financial institution dealing in.

Bullet payment	3,225,600 yen

The formula of credit charge is as follows.	Joint guarantee charge ratio shows the ratio of the guarantee charge which is paid for guarantee to the credit.

Calculation Class	Calculating amount (yen)		Joint guarantee charge ratio (%)		Calculating period		Split coefficient		Guarantee charge
Deferred period class Install repayment class Deferred price class	120,000,000	x	0.640	x	84 / 12	x	0.600	=	3,225,600
Total amount of guarantee charge									3,225,600

_______________________________________________________________________________________

Any question about the contents of guarantee decision

Department: Guarantee Promotion Department

Address: 6-17 Yaesu 2 cho-me Chuo-ku, Tokyo

Telephone: 03-3273-3083

Website: http://www.cgc-tokyo.or.jp/	Tokyo Credit Guarantee Association

[For underwriting, Regular redemption bond] (For issuing corporation)

Global Hotline, Inc. Second Unsecured Corporate Bond

(With guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. And Tokyo Credit Guarantee Association with Spinning off Limit)

Corporate Bond Elements, Agreements

Main Articles

(1) Issuer	Global Hotline, Inc. ( “A”, hereinafter)
(2) Date decided to issue corporate bond	February 15, 2008
(3) Name of corporate bond	Global Hotline, Inc. Second Unsecured Corporate Bond (With guarantee of The Bank of Tokyo-Mitsubishi UFJ, Ltd. And Tokyo Credit Guarantee Association)
(4) Total amount of corporate bond	120,000,000 yen
(5) Amount of each corporate bond	A type of 10,000,000 yen
(6) Interest	1.36 percent per year
(7) Payment date (Issue date)	February 29, 2008
(8) Interest payment date	Every the end of February and August 31
(9) Final redemption date	February 27, 2015
(10) First fixed redemption date	August 31, 2008
(11) Fixed redemption date	Every the end of February and August 31 after first fixed maturity date
(12) Amount of regular redemption	700,000 yen/ corporate bond (900,000 yen for final redemption date)
(13) Joint guarantor (“Guarantor”, hereinafter)	The Bank of Tokyo-Mitsubishi UFJ, Ltd (“B”, hereinafter): Guarantee ratio 100% Tokyo Credit Guarantee(“C”, hereinafter): Guarantee ratio 80%
(14) Fiscal agent (including issue agent and payment agent) and its contact information	The Bank of Tokyo-Mitsubishi UFJ, Ltd 2-7-1 Marunouchi, Chiyoda-ku, Tokyo Tel: 03-3240-1111
(15) Guarantee liabilities implementation agent	The Bank of Tokyo-Mitsubishi UFJ, Ltd
(16) Underwriter	The Bank of Tokyo-Mitsubishi UFJ, Ltd
(17) Depository trust company	Japan Securities Depository Center, Inc.
(18) The place for bond holder’s meeting	Tokyo

(*) A type of 10,000,000 yen. However, only when total amount of corporate bond is more than 500,000,000 yen, enter 20,000,000 yen.

Note for Commission

(1) Fiscal agent charge	4,500,000 yen
(2) Charge for principal and interest repayment	For principal redemption 10 / 10,000 of redeeming principal
For interest payment 20 / 10,000 of paying interest
(3) Underwriting charge	300,000 yen
(4) New record charge	11,020 yen

Basis for new record charge calculation
(1) For the part of total issued amount less than 100,000,000 yen	0.95 / 10,000 yen per 1 yen
(2) For the part of total issued amount more than 100,000,000 yen and less than 500,000,000 yen	80% of the rate of (1)
Charge is calculated with the accumulation of (1) and (2).

Exhibit 10.55
Part 2

Translated From Japanese

To Global Hotline, Inc	The Bank of Mitsubishi-Tokyo UFJ, Ltd.

Syndication Department

(Interest payment, Redemption Plan)

Name:	Global Hotline, Inc. Second Unsecured Corporate bond

(With the guarantee of The Bank of Mitsubishi-Tokyo UFJ, Ltd. and Tokyo Credit Guarantee, )

Issued date February 29, 2008	Method of Redemption	Regular Redemption	Issued Amount	100.00 yen
Funds delivered date February 29, 2008	Coupon	1.360%	Redemption Amount	100.00 yen
Final redemption date February 27, 2015	Amount of Each Bond	10,000 thousand yen

(Currency: JPY)

Date			Bond Balance	First Cost*1			Principal, Interest and Commision*2
				Fiscal Agent Admin Fee	Fiscal Agent Admin Fee	Fiscal Agent Admin Fee	Principal ( 0.100%)			Interest ( 0.200%)			Guarantee charge (Bank: 0.500% /Year)*4	Total Payment Amount
				3.75%	0.25%		Redemption	Commision	VAT*3	Interest Amount	Commision	VAT
20	2	29	120,000,000	4,725,000	315,000	11,571							504,150	5,555,721
20	8	26					8,400,000	8,400	420	816,000	1,632	81	0	9,226,533
20	8	29	111,600,000										0	0
21	2	24					8,400,000	8,400	420	758,880	1,517	75	0	9,169,292
21	2	27	103,200,000										0	0
21	8	26					8,400,000	8,400	420	701,760	1,403	70	0	9,112,053
21	8	31	94,800,000										0	0
22	2	23					8,400,000	8,400	420	644,640	1,289	64	0	9,054,813
22	2	26	86,400,000										0	0
22	8	26					8,400,000	8,400	420	587,520	1,175	58	0	8,997,573
22	8	31	78,000,000										0	0
23	2	23					8,400,000	8,400	420	530,400	1,060	53	0	8,940,333
23	2	28	69,600,000										0	0
23	8	26					8,400,000	8,400	420	473,280	946	47	0	8,883,093
23	8	31	61,200,000										0	0
24	2	24					8,400,000	8,400	420	416,160	832	41	0	8,825,853
24	2	29	52,800,000										0	0
24	8	28					8,400,000	8,400	420	359,040	718	35	0	8,768,613
24	8	31	44,400,000										0	0
25	2	25					8,400,000	8,400	420	301,920	603	30	0	8,711,373
25	2	28	36,000,000										0	0
25	8	27					8,400,000	8,400	420	244,800	489	24	0	8,654,133
25	8	30	27,600,000										0	0
26	2	25					8,400,000	8,400	420	187,680	375	18	0	8,596,893
26	2	28	19,200,000										0	0
26	8	26					8,400,000	8,400	420	130,560	261	13	0	8,539,654
26	8	29	10,800,000										0	0
27	2	24					10,800,000	10,800	540	73,034	146	7	0	10,884,527
27	2	27	0											0
Total				4,725,000	315,000	11,571	120,000,000	120,000	6,000	6,225,674	12,446	616	504,150	131,920,457

1

*1 The amount First Cost includes Value Added Taxes.

*2 The withdrawal date (or payday) of Principal and Interest is three business days before the interest payment date.

*3 If the consumption tax rate or the local tax rate is changed, the new rate is applied.

*4 This plan shows the amount and the rate for the bank guarantee (paid 20% of the issued amount).

Please review guarantee association document for the rate and the amount of money and rate of the guarantee association (paid 80% of the issued amount).

(Currency: JPY)

	Date	Amount	Note
Amount paid on issued date	February 29, 2008	504,150	Guarantee Charge (Bank Portion)
Amount deposited on funds delivered date	February 29, 2008	114,948,429	Issued Amount – First Cost

2